UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 29, 2019 (May 28, 2019)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On May 28, 2019, the Board of Directors (the “Board”) of Brookdale Senior Living Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee, amended and restated the Company’s Bylaws (the “Amended Bylaws”) to implement proxy access. The Amended Bylaws include a new provision that, among other things, permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two director nominees or 20 percent of the number of directors in office (rounded down to the nearest whole number), provided that the stockholders and nominees satisfy the requirements specified in the Amended Bylaws. The Amended Bylaws also include other conforming changes to reflect the adoption of the proxy access provision. The Amended Bylaws are effective immediately and proxy access will first be available to stockholders in connection with the Company’s 2020 annual meeting of stockholders.
The foregoing summary of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws. A copy of the Amended Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.
On May 28, 2019, the Board, upon recommendation of the Nominating and Corporate Governance Committee, approved and adopted an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to remove the plurality voting standard in the election of directors in order to implement a majority voting standard in uncontested elections of directors in the Company’s Bylaws. The Company intends to submit the Charter Amendment to a vote of stockholders at the Company’s 2019 annual meeting of stockholders. In connection therewith, the Board, upon recommendation of the Nominating and Corporate Governance Committee, also approved and adopted amendments to the Bylaws to remove such plurality voting standard and to implement a majority voting standard in uncontested elections of directors (the “Majority Voting Bylaw Amendments”). The Charter Amendment and the Majority Voting Bylaw Amendments will become effective subject to receipt of the requisite vote of stockholders at the annual meeting and the filing and effectiveness of a Certificate of Amendment with the Secretary of State of the State of Delaware setting forth the Charter Amendment.
Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of the Company dated May 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	May 29, 2019	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary